UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 21, 2014

DOLBY LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue San Francisco, CA 94103-4813
(Address of principal executive offices) (Zip Code)

(415) 558-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.02 Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 23, 2014, Dolby Laboratories, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter and fiscal year ended September 26, 2014. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 8 – Other Events

ITEM 8.01 Other Events

On October 23, 2014, the Company announced the initiation of a quarterly dividend to its stockholders.  The first dividend payment of $0.10 per share of Class A Common Stock and Class B Common Stock will be paid on November 20, 2014 to the stockholders of record as of the close of business on November 3, 2014. Dividend declarations and the establishment of future record and payment dates are subject to the Board of Directors’ continuing determination that the dividend policy is in the best interests of the Company’s stockholders.  The dividend policy may be changed or cancelled at the discretion of the Board of Directors at any time.

On October 23, 2014, the Company also announced that its Board of Directors approved increasing the size of its stock repurchase program by an additional $200 million, bringing the amount available for future repurchases of the Company’s Class A Common Stock to $260 million. Stock repurchases under this program may be made through open market transactions, negotiated purchases or otherwise, at times and in such amounts as the Company considers appropriate. The timing of repurchases and the number of shares repurchased will depend on a variety of factors including price, the rate of dilution from the Company's equity compensation programs, regulatory requirements, and other market conditions. The Company may limit, suspend, or terminate the stock repurchase program at any time without prior notice. Any shares repurchased under the program will be returned to the status of authorized, but unissued shares of Class A Common Stock.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated October 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

		By:	/s/ Lewis Chew
Lewis Chew
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	October 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated October 23, 2014